EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS THIRD QUARTER RESULTS
Assets Under Management $6.8 Billion at Quarter End
Total Revenue Increased 116% in the Third Quarter
Completed Acquisition of Remington's Project Management Business

DALLAS, November 1, 2018 - Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2018. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2018, with the third quarter ended September 30, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW

•	High-growth, fee-based business model

•	Diversified platform of multiple fee generators

•	Seeks to grow in three primary areas:

◦	Expanding the existing platforms accretively and accelerating performance to earn incentive fees

◦	Starting new platforms for additional base and incentive fees

◦
Investing in or incubating strategic businesses that can achieve accelerated growth through doing business with our existing platforms and by leveraging our deep knowledge and extensive relationships within the hospitality sector

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net income attributable to common stockholders for the quarter totaled $1.4 million, or $0.18 per diluted share, compared with a net loss of $1.9 million, or $1.05 per diluted share, in the prior year quarter. Adjusted net income for the quarter was $2.6 million, or $0.75 per diluted share.

•	Total revenue for the quarter was $41.6 million, reflecting a growth rate of 116% over the prior year quarter

•	Adjusted EBITDA for the third quarter was $4.1 million

•	At the end of the third quarter, the Company had approximately $6.8 billion of assets under management

•	During the quarter, the Company completed the acquisition of Remington’s Project Management business

•	Subsequent to quarter end, the Company completed an underwritten public offering of 280,000 shares of common stock resulting in gross proceeds of approximately $21 million

•	As of September 30, 2018, the Company had corporate cash of $61.8 million

Ashford Reports Third Quarter Results

November 1, 2018

ENHANCED RETURN FUNDING PROGRAM
On June 26, 2018, the Company announced that it entered into an agreement with Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or “Trust”) for the new Enhanced Return Funding Program (“ERFP” or the “Program”). Under the Program, the Company agreed to provide $50 million to Ashford Trust in connection with the acquisition by Ashford Trust of additional hotels. Ashford will provide 10% of the purchase price of each hotel acquired by Ashford Trust, helping Ashford Trust grow its assets by as much as $500 million.

Subsequent to quarter end, on October 31, 2018, Trust closed on the acquisition of the La Posada de Santa Fe in Santa Fe, New Mexico for $50 million, which will be the second hotel acquisition to benefit from the ERFP. In connection with the acquisition, and subject to the terms of the ERFP, the Company has committed to provide Ashford Trust with approximately $5 million of cash via the future purchase of hotel furniture, fixtures, and equipment at Trust properties.

The Program is expected to generate attractive returns on invested capital for Ashford via incremental base advisory fees, potential incentive fees, fees for various products and services offered, and tax savings. The Company has funded and expects to continue to fund the Program with existing cash on its balance sheet, borrowing under its revolving credit facility and with ongoing cash flow from operations.

ACQUISITION OF REMINGTON’S PROJECT MANAGEMENT BUSINESS
In August 2018, the Company completed the acquisition of the Project Management business of privately-held Remington Holdings, L.P. (“Remington”) for $203 million. The business has been re-branded as Premier Project Management (“Premier”). Premier provides comprehensive and cost-effective design, development, and project management services. It provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels.

J&S AUDIO VISUAL UPDATE
The Company currently owns an 85% controlling interest in a privately-held company that conducts the business of J&S Audio Visual in the United States, Mexico, and the Dominican Republic (“J&S”). J&S provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making J&S a leading single-source solution for their clients’ meeting and event needs. In the third full quarter since the Company’s investment, revenue growth at J&S was 22% as compared to the prior year period. Since Ashford’s investment in November 2017 through the end of the third quarter, revenues at J&S increased $12.6 million, or 22%, and Adjusted EBITDA increased $2.2 million, or 62%, over the prior year period. Additionally, as of the end of the third quarter, J&S had multi-year contracts in place with 73 hotels and convention centers, in addition to regular business representing over 2,500 annual events and productions, 500 venue locations, and 650 clients.

OPENKEY UPDATE
Ashford currently owns a 46% interest in OpenKey. OpenKey is the universal, industry-standard smartphone App for keyless entry in hotel guestrooms. OpenKey continues to expand its platform with approximately 10,700 rooms under contract with access to 15 hotel brands and portfolios across its current customer base. In the third quarter, revenue growth at OpenKey was 318% compared to the prior year period, and year-to-date revenue growth was 452% compared to the prior year period.

Ashford Reports Third Quarter Results

November 1, 2018

RED HOSPITALITY & LEISURE UPDATE
The Company currently owns an approximate 80% controlling interest in RED Hospitality & Leisure. RED Hospitality & Leisure is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands. In the second quarter, the company executed a long-term agreement with the Westin St. John to provide ferry services for guests and employees when the resort reopens in early 2019, which is expected to generate Adjusted EBITDA of approximately $700,000 to $800,000 annually at the company level. RED Hospitality generated $914,000 of revenue and $153,000 of Adjusted EBITDA year-to-date through the third quarter.

FINANCIAL RESULTS
Net income attributable to common stockholders for the quarter totaled $1.4 million, or $0.18 per diluted share, compared with a net loss of $1.9 million, or $1.05 per diluted share, in the prior year quarter. Adjusted net income for the quarter was $2.6 million, or $0.75 per diluted share.

For the quarter ended September 30, 2018, base advisory fee revenue was $11.7 million, which reflected a growth rate of 7.2% over the prior year quarter. The base advisory fee revenue in the third quarter was comprised of $9.1 million from Ashford Trust and $2.5 million from Braemar.

Adjusted EBITDA for the quarter was $4.1 million.

CAPITAL STRUCTURE
At the end of the third quarter, the Company had approximately $6.8 billion of assets under management from its managed companies. The Company had corporate cash of $61.8 million, 2.9 million fully diluted shares, and a current fully diluted equity market capitalization of approximately $183 million. The Company’s financial results include 1.45 million shares associated with its Series B convertible preferred. The Company had $18.5 million of loans at September 30, 2018 of which approximately $2.9 million related to its joint venture partners’ share of those loans.

During the quarter and subsequent to the end of the quarter, the Company completed its underwritten public offering of 280,000 shares of common stock at a price to the public of $74.50 per share. Total net proceeds from the offering, after deducting the underwriters' discounts, commissions and offering expenses, were approximately $19.6 million.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS

•	During the quarter, Trust raised approximately $15.5 million in gross proceeds under its at-the-market offering.

•
Subsequent to quarter end, Trust completed the acquisition of the 157-room La Posada de Santa Fe in Santa Fe, New Mexico for $50 million. This was the second Trust acquisition to benefit from the ERFP.

BRAEMAR HOTELS & RESORTS HIGHLIGHTS

•	Braemar booked $3.8 million in business interruption insurance recoveries for its Ritz-Carlton St. Thomas related to the impact of Hurricane Irma.

•	Braemar remains on track with its Autograph Collection conversions at both the Courtyard Philadelphia Downtown and Courtyard San Francisco Downtown.

Ashford Reports Third Quarter Results

November 1, 2018

“We are pleased with our third quarter operating results, which reflect the diligent execution of our strategy focused on growing our advised platforms and acquiring growth-oriented hospitality-related businesses,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “During the quarter, we completed the acquisition of Remington’s Project Management business and re-branded it as Premier Project Management. This significant acquisition adds scale, diversification and an enhanced competitive position to our platform. We also remain extremely excited about our agreement with Ashford Trust for the new Enhanced Return Funding Program. We believe this new ERFP Program could result in substantial growth in assets under management for us, while delivering attractive returns to our shareholders. To date, we have utilized the ERFP to partner with Trust on its acquisition of two high quality hotels. Looking ahead to the remainder of 2018 and into 2019, we remain committed to maximizing value for our shareholders and are well positioned to opportunistically grow our business by accretively expanding our existing REIT platforms, adding additional investment platforms and investing in other hospitality-related businesses through which we can accelerate meaningful, profitable growth.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, November 2, 2018, at 12:00 p.m. ET. The number for this interactive teleconference is (323) 794-2093.  A replay of the conference call will be available through Friday, November 9, 2018, by dialing (719) 457-0820 and entering the confirmation number 2320694.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2018 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Friday, November 2, 2018, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability and our board of directors includes these measures in reviews to determine quarterly distributions to stockholders. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Report on Form 8-K to reflect the acquisition of the Remington project management business.

Ashford Reports Third Quarter Results

November 1, 2018

* * * * *

Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," “can,” "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: adverse litigation or regulatory developments; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; risks associated with the Remington Project Management business combination transaction, such as the risk that the Project Management business will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized. These and other risk factors are more fully discussed in Ashford's filings with the Securities and Exchange Commission (SEC) including Ashford’s definitive proxy statement filed with the SEC on July 12, 2018 and Ashford’s 10-K filed with the SEC on March 12, 2018.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$64,937	$36,480
Restricted cash	10,722	9,076
Accounts receivable, net	4,595	5,127
Due from Ashford Trust OP	4,912	13,346
Due from Braemar OP	1,057	1,738
Inventories	1,221	1,066
Prepaid expenses and other	3,003	2,913
Total current assets	90,447	69,746
Investments in unconsolidated entities	500	500
Furniture, fixtures and equipment, net	31,856	21,154
Goodwill	59,487	12,947
Intangible assets, net	196,171	9,713
Other assets	11,357	750
Total assets	$389,818	$114,810
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$24,462	$20,451
Due to affiliates	493	4,272
Deferred income	122	459
Deferred compensation plan	253	311
Notes payable, net	1,726	1,751
Other liabilities	21,094	9,076
Total current liabilities	48,150	36,320
Accrued expenses	—	78
Deferred income	13,789	13,440
Deferred tax liability, net	27,988	—
Deferred compensation plan	15,268	18,948
Notes payable, net	16,568	9,956
Total liabilities	121,763	78,742
MEZZANINE EQUITY
Series B cumulative convertible preferred stock, $25 par value, 8,120,000 shares issued and outstanding, net of discount at September 30, 2018	200,578	—
Redeemable noncontrolling interests	3,778	5,111
EQUITY
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A cumulative preferred stock, no shares issued and outstanding at September 30, 2018 and December 31, 2017	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 2,380,705 and 2,093,556 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	24	21
Additional paid-in capital	277,452	249,695
Accumulated deficit	(214,174)	(219,396)
Accumulated other comprehensive income (loss)	(252)	(135)
Total stockholders’ equity of the Company	63,050	30,185
Noncontrolling interests in consolidated entities	649	772
Total equity	63,699	30,957
Total liabilities and equity	$389,818	$114,810

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
REVENUE
Advisory services:
Base advisory fee	$11,655	$10,868	$33,540	$32,599
Incentive advisory fee	452	771	1,356	2,312
Reimbursable expenses	2,607	2,143	7,052	7,454
Non-cash stock/unit-based compensation	6,170	3,443	25,780	5,449
Other advisory revenue	132	132	390	146
Audio visual	14,526	—	61,212	—
Project management	3,616	—	3,616	—
Other	2,407	1,898	11,598	3,947
Total revenue	41,565	19,255	144,544	51,907
EXPENSES
Salaries and benefits	13,666	11,408	30,610	27,577
Non-cash stock/unit-based compensation	8,221	5,342	33,900	11,819
Cost of revenues for audio visual	14,392	—	48,000	—
Cost of revenues for project management	1,189	—	1,189	—
Depreciation and amortization	2,972	581	5,205	1,636
General and administrative	12,195	3,897	27,219	12,243
Impairment	—	—	1,919	1,072
Other	434	367	2,172	618
Total operating expenses	53,069	21,595	150,214	54,965
OPERATING INCOME (LOSS)	(11,504)	(2,340)	(5,670)	(3,058)
Interest expense	(289)	(5)	(593)	(10)
Amortization of loan costs	(130)	(15)	(177)	(25)
Interest income	103	82	288	153
Dividend income	—	—	—	93
Unrealized gain (loss) on investments	—	—	—	203
Realized gain (loss) on investments	—	—	—	(294)
Other income (expense)	(78)	(5)	(338)	(26)
INCOME (LOSS) BEFORE INCOME TAXES	(11,898)	(2,283)	(6,490)	(2,964)
Income tax (expense) benefit	13,904	25	11,593	(9,248)
NET INCOME (LOSS)	2,006	(2,258)	5,103	(12,212)
(Income) loss from consolidated entities attributable to noncontrolling interests	413	102	704	267
Net (income) loss attributable to redeemable noncontrolling interests	968	300	817	995
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	3,387	(1,856)	6,624	(10,950)
Preferred dividends	(1,675)	—	(1,675)	—
Amortization of preferred stock discount	(303)	—	(303)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,409	$(1,856)	$4,646	$(10,950)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.67	$(0.92)	$2.20	$(5.42)
Weighted average common shares outstanding - basic	2,109	2,022	2,100	2,019
Diluted:
Net income (loss) attributable to common stockholders	$0.18	$(1.05)	$0.11	$(5.82)
Weighted average common shares outstanding - diluted	2,337	2,054	2,417	2,052

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net income (loss)	$2,006	$(2,258)	$5,103	$(12,212)
(Income) loss from consolidated entities attributable to noncontrolling interests	413	102	704	267
Net (income) loss attributable to redeemable noncontrolling interests	968	300	817	995
Net income (loss) attributable to the company	3,387	(1,856)	6,624	(10,950)
Interest expense	257	4	513	8
Amortization of loan costs	123	8	156	13
Depreciation and amortization	4,298	574	7,542	1,617
Income tax expense (benefit)	(13,900)	(25)	(11,648)	9,248
Net income (loss) attributable to redeemable noncontrolling interests (1)	3	(4)	9	(4)
EBITDA	(5,832)	(1,299)	3,196	(68)
Equity-based compensation	1,988	1,893	8,053	6,348
Market change in deferred compensation plan	2,274	2,006	(3,540)	3,673
Change in contingent consideration fair value	(221)	—	338	—
Transaction costs	6,201	483	10,377	2,313
Software implementation costs	—	54	45	148
Reimbursed software costs	(489)	(218)	(1,165)	(492)
Impairment	—	—	1,919	—
Dead deal costs	9	—	9	—
Realized and unrealized (gain) loss on derivatives	—	—	—	41
Legal and settlement costs	—	323	(50)	478
Severance costs	15	88	1,316	170
Compensation adjustment	—	1,125	—	—
Amortization of hotel signing fees and lock subsidies	135	—	383	—
Other (gain) loss on disposal of assets	55	—	(62)	—
Foreign currency transactions (gain) loss	(17)	—	5	—
Adjusted EBITDA	$4,118	$4,455	$20,824	$12,611
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net income (loss)	$2,006	$(2,258)	$5,103	$(12,212)
(Income) loss from consolidated entities attributable to noncontrolling interests	413	102	704	267
Net (income) loss attributable to redeemable noncontrolling interests	968	300	817	995
Preferred dividends	(1,675)	—	(1,675)	—
Amortization of preferred stock discount	(303)	—	(303)	—
Net income (loss) attributable to common stockholders	1,409	(1,856)	4,646	(10,950)
Amortization of loan costs	123	8	156	13
Depreciation and amortization	4,298	574	7,542	1,617
Net income (loss) attributable to redeemable noncontrolling interests (1)	3	(4)	9	(4)
Preferred dividends	1,675	—	1,675	—
Amortization of preferred stock discount	303	—	303	—
Equity-based compensation	1,988	1,893	8,053	6,348
Market change in deferred compensation plan	2,274	2,006	(3,540)	3,673
Change in contingent consideration fair value	(221)	—	338	—
Transaction costs	6,201	483	10,377	2,313
Software implementation costs	—	54	45	148
Reimbursed software costs	(489)	(218)	(1,165)	(492)
Impairment	—	—	1,919	—
Dead deal costs	9	—	9	—
Realized and unrealized (gain) loss on derivatives	—	—	—	41
Legal and settlement costs	—	323	(50)	478
Severance costs	15	88	1,316	170
Compensation adjustment	—	1,125	—	—
Amortization of hotel signing fees and lock subsidies	135	—	383	—
Other (gain) loss on disposal of assets	55	—	(62)	—
Foreign currency transactions (gain) loss	(17)	—	5	—
GAAP income tax expense (benefit)	(13,900)	(25)	(11,648)	9,248
Adjusted income tax (expense) benefit (2) (3)	(1,248)	(605)	(3,500)	(1,445)
Adjusted net income	$2,613	$3,846	$16,811	$11,158
Adjusted net income per diluted share available to common stockholders	$0.75	$1.66	$5.72	$4.82
Weighted average diluted shares	3,482	2,322	2,937	2,316

Components of weighted average diluted shares
Common shares	2,114	2,025	2,103	2,023
Series B cumulative convertible preferred stock	851	—	284	—
Deferred compensation plan	205	209	206	209
Stock options	253	56	278	51
OpenKey put option	21	32	22	33
J&S put option	29	—	35	—
Restricted shares	9	—	9	—
Weighted average diluted shares	3,482	2,322	2,937	2,316

Reconciliation of income tax expense (benefit) to adjusted income tax expense
GAAP Income tax (expense) benefit	$13,904	$25	$11,593	$(9,248)
Less current income tax (expense) benefit attributable to noncontrolling interests	4	—	(55)	—
GAAP Income tax (expense) excluding noncontrolling interests	13,900	25	11,648	(9,248)
Less deferred income tax (expense) benefit	15,148	—	15,148	—
Less adjustment to income tax expense from restructuring	—	630	—	(7,803)
Adjusted income tax (expense) benefit (2) (3)	$(1,248)	$(605)	$(3,500)	$(1,445)
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to the legal restructuring of our organizational structure on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) Beginning in the three month period ended September 30, 2018, income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and hospitality products and services businesses, and (ii) provides more useful information to investors regarding our economic performance inclusive of the impacts from the Tax Cuts and Jobs Act beginning January 1, 2018. See Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017.
(3) Prior period amounts represent the impact of our second quarter 2017 legal entity restructuring on income tax expense for the three and nine month periods ended September 30, 2017.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2018				Three Months Ended September 30, 2017
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$9,145	$—	$—	$9,145	$8,568	$—	$—	$8,568
Incentive advisory fee - Trust	452	—	—	452	452	—	—	452
Reimbursable expenses - Trust	2,119	—	—	2,119	1,673	—	—	1,673
Non-cash stock/unit-based compensation - Trust	4,855	—	—	4,855	4,392	—	—	4,392
Base advisory fee - Braemar	2,510	—	—	2,510	2,300	—	—	2,300
Incentive advisory fee - Braemar	—	—	—	—	319	—	—	319
Reimbursable expenses - Braemar	488	—	—	488	470	—	—	470
Non-cash stock/unit-based compensation - Braemar	1,315	—	—	1,315	(949)	—	—	(949)
Other advisory revenue - Braemar	132	—	—	132	132	—	—	132
Audio visual	—	14,526	—	14,526	—	—	—	—
Project management	—	3,616	—	3,616	—	—	—	—
Other	990	1,417	—	2,407	998	900	—	1,898
Total revenue	22,006	19,559	—	41,565	18,355	900	—	19,255
EXPENSES
Salaries and benefits	—	3,070	7,956	11,026	—	713	8,367	9,080
Market change in deferred compensation plan	—	—	2,274	2,274	—	—	2,006	2,006
REIT non-cash stock/unit-based compensation expense	6,170	64	—	6,234	3,443	—	—	3,443
AINC and subsidiary non-cash stock/unit-based compensation expense	—	(2)	1,989	1,987	—	11	1,888	1,899
Reimbursable expenses	2,607	—	—	2,607	2,143	—	—	2,143
Cost of audio visual revenues	—	14,392	—	14,392	—	—	—	—
Cost of project management revenues	—	1,189	—	1,189	—	—	—	—
General and administrative	—	3,012	6,942	9,954	—	427	1,649	2,076
Depreciation and amortization	808	2,232	(68)	2,972	185	22	374	581
Other	—	654	(220)	434	—	367	—	367
Total operating expenses	9,585	24,611	18,873	53,069	5,771	1,540	14,284	21,595
OPERATING INCOME (LOSS)	12,421	(5,052)	(18,873)	(11,504)	12,584	(640)	(14,284)	(2,340)
Other	(46)	(267)	(81)	(394)	—	(25)	82	57
INCOME (LOSS) BEFORE INCOME TAXES	12,375	(5,319)	(18,954)	(11,898)	12,584	(665)	(14,202)	(2,283)
Income tax (expense) benefit	(2,775)	910	15,769	13,904	(4,543)	—	4,568	25
NET INCOME (LOSS)	9,600	(4,409)	(3,185)	2,006	8,041	(665)	(9,634)	(2,258)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	413	—	413	—	102	—	102
Net (income) loss attributable to redeemable noncontrolling interests	—	971	(3)	968	—	296	4	300
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$9,600	$(3,025)	$(3,188)	$3,387	$8,041	$(267)	$(9,630)	$(1,856)
Interest expense	—	175	82	257	—	4	—	4
Amortization of loan costs	—	18	105	123	—	8	—	8
Depreciation and amortization	808	3,558	(68)	4,298	185	15	374	574
Income tax expense (benefit)	2,775	(906)	(15,769)	(13,900)	4,543	—	(4,568)	(25)
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	—	3	3	—	—	(4)	(4)
EBITDA	13,183	(180)	(18,835)	(5,832)	12,769	(240)	(13,828)	(1,299)
Equity-based compensation	—	(1)	1,989	1,988	—	5	1,888	1,893
Market change in deferred compensation plan	—	—	2,274	2,274	—	—	2,006	2,006
Change in contingent consideration fair value	—	—	(221)	(221)	—	—	—	—
Transaction costs	—	—	6,201	6,201	—	—	483	483
Software implementation costs	—	—	—	—	53	—	1	54
Reimbursed software costs, net	(489)	—	—	(489)	(218)	—	—	(218)
Dead deal costs	—	—	9	9	—	—	—	—
Legal and settlement costs	—	—	—	—	—	—	323	323
Severance costs	—	15	—	15	—	88	—	88
Compensation adjustment	—	—	—	—	—	—	1,125	1,125
Amortization of hotel signing fees and lock subsidies	—	135	—	135	—	—	—	—
Other (gain) loss on disposal of assets	—	55	—	55	—	—	—	—
Foreign currency transactions (gain) loss	—	(17)	—	(17)	—	—	—	—
Adjusted EBITDA	12,694	7	(8,583)	4,118	12,604	(147)	(8,002)	4,455
Interest expense	—	(175)	(82)	(257)	—	(4)	—	(4)
Adjusted income tax (expense) benefit	(1,665)	1,383	(966)	(1,248)	(4,543)	—	4,568	25
Adjustment to income tax expense from restructuring	—	—	—	—	—	—	(630)	(630)
Adjusted net income (loss)	$11,029	$1,215	$(9,631)	$2,613	$8,061	$(151)	$(4,064)	$3,846
Adjusted net income (loss) per diluted share available to common stockholders (2)	$3.17	$0.35	$(2.77)	$0.75	$3.47	$(0.07)	$(1.75)	$1.66
Weighted average diluted shares	3,482	3,482	3,482	3,482	2,322	2,322	2,322	2,322
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2018				Nine Months Ended September 30, 2017
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$26,611	$—	$—	$26,611	$26,020	$—	$—	$26,020
Incentive advisory fee - Trust	1,356	—	—	1,356	1,356	—	—	1,356
Reimbursable expenses - Trust	5,645	—	—	5,645	5,902	—	—	5,902
Non-cash stock/unit-based compensation - Trust	20,540	—	—	20,540	7,748	—	—	7,748
Base advisory fee - Braemar	6,929	—	—	6,929	6,579	—	—	6,579
Incentive advisory fee - Braemar	—	—	—	—	956	—	—	956
Reimbursable expenses - Braemar	1,407	—	—	1,407	1,552	—	—	1,552
Non-cash stock/unit-based compensation - Braemar	5,240	—	—	5,240	(2,299)	—	—	(2,299)
Other advisory revenue - Braemar	390	—	—	390	146	—	—	146
Audio visual	—	61,212	—	61,212	—	—	—	—
Project management	—	3,616	—	3,616	—	—	—	—
Other	7,698	3,900	—	11,598	2,349	1,598	—	3,947
Total revenue	75,816	68,728	—	144,544	50,309	1,598	—	51,907
EXPENSES
Salaries and benefits	—	7,637	25,483	33,120	—	1,759	21,179	22,938
Market change in deferred compensation plan	—	—	(3,540)	(3,540)	—	—	3,673	3,673
REIT non-cash stock/unit-based compensation expense	25,780	64	—	25,844	5,449	—	—	5,449
AINC and subsidiary non-cash stock/unit-based compensation expense	—	6	8,050	8,056	—	27	6,343	6,370
Reimbursable expenses	7,052	—	—	7,052	7,454	—	—	7,454
Cost of audio visual revenues	—	48,000	—	48,000	—	—	—	—
Cost of project management revenues	—	1,189	—	1,189	—	—	—	—
General and administrative	—	8,239	12,958	21,197	—	1,565	4,190	5,755
Depreciation and amortization	1,567	3,227	411	5,205	438	50	1,148	1,636
Impairment	1,863	—	56	1,919	1,041	—	31	1,072
Other	—	1,833	339	2,172	—	618	—	618
Total operating expenses	36,262	70,195	43,757	150,214	14,382	4,019	36,564	54,965
OPERATING INCOME (LOSS)	39,554	(1,467)	(43,757)	(5,670)	35,927	(2,421)	(36,564)	(3,058)
Other	—	(923)	103	(820)	(309)	(47)	450	94
INCOME (LOSS) BEFORE INCOME TAXES	39,554	(2,390)	(43,654)	(6,490)	35,618	(2,468)	(36,114)	(2,964)
Income tax (expense) benefit	(8,041)	(327)	19,961	11,593	(12,895)	—	3,647	(9,248)
NET INCOME (LOSS)	31,513	(2,717)	(23,693)	5,103	22,723	(2,468)	(32,467)	(12,212)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	704	—	704	—	413	(146)	267
Net (income) loss attributable to redeemable noncontrolling interests	—	826	(9)	817	—	991	4	995
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$31,513	$(1,187)	$(23,702)	$6,624	$22,723	$(1,064)	$(32,609)	$(10,950)
Interest expense	—	431	82	513	—	8	—	8
Amortization of loan costs	—	51	105	156	—	13	—	13
Depreciation and amortization	1,567	5,564	411	7,542	438	31	1,148	1,617
Income tax expense (benefit)	8,041	272	(19,961)	(11,648)	12,895	—	(3,647)	9,248
Net income (loss) attributable to redeemable noncontrolling interests (1)	—	—	9	9	—	—	(4)	(4)
EBITDA	41,121	5,131	(43,056)	3,196	36,056	(1,012)	(35,112)	(68)
Equity-based compensation	—	3	8,050	8,053	—	5	6,343	6,348
Market change in deferred compensation plan	—	—	(3,540)	(3,540)	—	—	3,673	3,673
Change in contingent consideration fair value	—	—	338	338	—	—	—	—
Transaction costs	—	70	10,307	10,377	—	167	2,146	2,313
Software implementation costs	—	—	45	45	144	—	4	148
Reimbursed software costs, net	(1,165)	—	—	(1,165)	(523)	—	31	(492)
Impairment	1,863	—	56	1,919	—	—	—	—
Dead deal costs	—	—	9	9	—	—	—	—
Realized and unrealized (gain) loss on derivatives	—	—	—	—	—	—	41	41
Legal and settlement costs	—	—	(50)	(50)	—	—	478	478
Severance costs	—	15	1,301	1,316	—	88	82	170
Amortization of hotel signing fees and lock subsidies	—	383	—	383	—	—	—	—
Other (gain) loss on disposal of assets	—	(62)	—	(62)	—	—	—	—
Foreign currency transactions (gain) loss	—	5	—	5	—	—	—	—
Adjusted EBITDA	41,819	5,545	(26,540)	20,824	35,677	(752)	(22,314)	12,611
Interest expense	—	(431)	(82)	(513)	—	(8)	—	(8)
Adjusted income tax (expense) benefit	(6,931)	205	3,226	(3,500)	(12,895)	—	3,647	(9,248)
Adjustment to income tax expense from restructuring	—	—	—	—	—	—	7,803	7,803
Adjusted net income (loss)	$34,888	$5,319	$(23,396)	$16,811	$22,782	$(760)	$(10,864)	$11,158
Adjusted net income (loss) per diluted share available to common stockholders (2)	$11.88	$1.81	$(7.97)	$5.72	$9.84	$(0.33)	$(4.69)	$4.82
Weighted average diluted shares	2,937	2,937	2,937	2,937	2,316	2,316	2,316	2,316
(1) Represents the 0.2% interest in Ashford Hospitality Advisors, LLC prior to our legal entity restructuring on April 6, 2017 and 0.2% interest in Ashford Hospitality Holdings, LLC thereafter.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2018					Three Months Ended September 30, 2017
	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Audio visual	$—	$14,526	$—	$—	$14,526	$—	$—	$—	$—	$—
Project management	3,616	—	—	—	3,616	—	—	—	—	—
Other	—	—	301	1,116	1,417	—	—	72	828	900
Total revenue	3,616	14,526	301	1,116	19,559	—	—	72	828	900
EXPENSES
Salaries and benefits	498	1,631	633	308	3,070	—	—	395	318	713
REIT non-cash stock/unit-based compensation expense	64	—	—	—	64	—	—	—	—	—
AINC and subsidiary non-cash stock/unit-based compensation expense	—	—	(2)	—	(2)	—	—	11	—	11
Cost of audio visual revenues	—	14,392	—	—	14,392	—	—	—	—	—
Cost of project management revenues	1,189	—	—	—	1,189	—	—	—	—	—
General and administrative	172	2,064	512	264	3,012	—	—	342	85	427
Depreciation and amortization	1,618	587	7	20	2,232	—	—	6	16	22
Other	—	—	128	526	654	—	—	26	341	367
Total operating expenses	3,541	18,674	1,278	1,118	24,611	—	—	780	760	1,540
OPERATING INCOME (LOSS)	75	(4,148)	(977)	(2)	(5,052)	—	—	(708)	68	(640)
Other	—	(231)	(4)	(32)	(267)	—	—	(15)	(10)	(25)
INCOME (LOSS) BEFORE INCOME TAXES	75	(4,379)	(981)	(34)	(5,319)	—	—	(723)	58	(665)
Income tax (expense) benefit	(7)	909	—	8	910	—	—	—	—	—
NET INCOME (LOSS)	68	(3,470)	(981)	(26)	(4,409)	—	—	(723)	58	(665)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	151	242	20	413	—	—	113	(11)	102
Net (income) loss attributable to redeemable noncontrolling interests	—	679	292	—	971	—	—	296	—	296
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$68	$(2,640)	$(447)	$(6)	$(3,025)	$—	$—	$(314)	$47	$(267)
Interest expense	—	154	—	21	175	—	—	—	4	4
Amortization of loan costs	—	10	3	5	18	—	—	5	3	8
Depreciation and amortization	1,618	1,868	3	69	3,558	—	—	4	11	15
Income tax expense (benefit)	7	(905)	—	(8)	(906)	—	—	—	—	—
EBITDA	1,693	(1,513)	(441)	81	(180)	—	—	(305)	65	(240)
Equity-based compensation	—	—	(1)	—	(1)	—	—	5	—	5
Severance costs	—	—	—	15	15	—	—	—	88	88
Amortization of hotel signing fees and lock subsidies	—	125	10	—	135	—	—	—	—	—
Other (gain) loss on disposal of assets	—	55	—	—	55	—	—	—	—	—
Foreign currency transactions (gain) loss	—	(17)	—	—	(17)	—	—	—	—	—
Adjusted EBITDA	1,693	(1,350)	(432)	96	7	—	—	(300)	153	(147)
Interest expense	—	(154)	—	(21)	(175)	—	—	—	(4)	(4)
Adjusted income tax (expense) benefit	(419)	826	—	976	1,383	—	—	—	—	—
Adjusted net income (loss)	$1,274	$(678)	$(432)	$1,051	$1,215	$—	$—	$(300)	$149	$(151)
Adjusted net income (loss) per diluted share available to common stockholders (2)	$0.37	$(0.19)	$(0.12)	$0.30	$0.35	$—	$—	$(0.13)	$0.06	$(0.07)
Weighted average diluted shares	3,482	3,482	3,482	3,482	3,482	2,322	2,322	2,322	2,322	2,322
(1) Represents Pure Rooms, and for the three months ended September 30, 2018, also includes RED Hospitality & Leisure LLC.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the subsidiaries may differ from the Hospitality Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2018					Nine Months Ended September 30, 2017
	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services	Premier	J&S	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Audio visual	$—	$61,212	$—	$—	$61,212	$—	$—	$—	$—	$—
Project management	3,616	—	—	—	3,616	—	—	—	—	—
Other	—	—	773	3,127	3,900	—	—	140	1,458	1,598
Total revenue	3,616	61,212	773	3,127	68,728	—	—	140	1,458	1,598
EXPENSES
Salaries and benefits	498	4,568	1,659	912	7,637	—	—	1,263	496	1,759
REIT non-cash stock/unit-based compensation expense	64	—	—	—	64	—	—	—	—	—
AINC and subsidiary non-cash stock/unit-based compensation expense	—	—	6	—	6	—	—	27	—	27
Cost of audio visual revenues	—	48,000	—	—	48,000	—	—	—	—	—
Cost of project management revenues	1,189	—	—	—	1,189	—	—	—	—	—
General and administrative	172	6,030	1,260	777	8,239	—	—	1,132	433	1,565
Depreciation and amortization	1,618	1,530	20	59	3,227	—	—	17	33	50
Other	—	—	420	1,413	1,833	—	—	26	592	618
Total operating expenses	3,541	60,128	3,365	3,161	70,195	—	—	2,465	1,554	4,019
OPERATING INCOME (LOSS)	75	1,084	(2,592)	(34)	(1,467)	—	—	(2,325)	(96)	(2,421)
Other	—	(852)	(18)	(53)	(923)	—	—	(27)	(20)	(47)
INCOME (LOSS) BEFORE INCOME TAXES	75	232	(2,610)	(87)	(2,390)	—	—	(2,352)	(116)	(2,468)
Income tax (expense) benefit	(7)	(339)	—	19	(327)	—	—	—	—	—
NET INCOME (LOSS)	68	(107)	(2,610)	(68)	(2,717)	—	—	(2,352)	(116)	(2,468)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	58	585	61	704	—	—	373	40	413
Net (income) loss attributable to redeemable noncontrolling interests	—	29	797	—	826	—	—	991	—	991
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$68	$(20)	$(1,228)	$(7)	$(1,187)	$—	$—	$(988)	$(76)	$(1,064)
Interest expense	—	394	—	37	431	—	—	—	8	8
Amortization of loan costs	—	30	9	12	51	—	—	7	6	13
Depreciation and amortization	1,618	3,793	9	144	5,564	—	—	8	23	31
Income tax expense (benefit)	7	284	—	(19)	272	—	—	—	—	—
EBITDA	1,693	4,481	(1,210)	167	5,131	—	—	(973)	(39)	(1,012)
Equity-based compensation	—	—	3	—	3	—	—	5	—	5
Transaction costs	—	64	—	6	70	—	—	—	167	167
Severance costs	—	—	—	15	15	—	—	—	88	88
Amortization of hotel signing fees and lock subsidies	—	353	30	—	383	—	—	—	—	—
Other (gain) loss on disposal of assets	—	(56)	—	(6)	(62)	—	—	—	—	—
Foreign currency transactions (gain) loss	—	5	—	—	5	—	—	—	—	—
Adjusted EBITDA	1,693	4,847	(1,177)	182	5,545	—	—	(968)	216	(752)
Interest expense	—	(394)	—	(37)	(431)	—	—	—	(8)	(8)
Adjusted income tax (expense) benefit	(419)	(363)	—	987	205	—	—	—	—	—
Adjusted net income (loss)	$1,274	$4,090	$(1,177)	$1,132	$5,319	$—	$—	$(968)	$208	$(760)
Adjusted net income (loss) per diluted share available to common stockholders (2)	$0.43	$1.39	$(0.40)	$0.39	$1.81	$—	$—	$(0.42)	$0.09	$(0.33)
Weighted average diluted shares	2,937	2,937	2,937	2,937	2,937	2,316	2,316	2,316	2,316	2,316
(1) Represents Pure Rooms, and for the nine months ended September 30, 2018, also includes RED Hospitality & Leisure LLC.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the subsidiaries may differ from the Hospitality Products & Services total due to rounding.